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SOW
Telenav - HERE
[*****] Project

Version 0.2
May 13, 2020
[*****]

©2020 HERE     HERE CONFIDENTIAL    Page 1
[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.

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Table of Contents
1Introduction    4
1.1Project Name: [*****]    4
1.2Objectives    4
2Project Organization    5
3Project Activities    5
4Project Timing    5
5Project Scope    6
5.1[*****] Training Deliverables    6
6Project Assumptions & Dependencies    6
7Cost and Schedule    7
7.1Project Fees    7
7.2Payment Schedule    7
8Signatures    7

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1	Introduction
This Statement of Work (“SOW”) Project Specification is made subject to the terms of the General License Agreement between Telenav, Inc (“client” or “Telenav”) and HERE North America, LLC (“HERE”), dated March 16, 2020 (the “Agreement”) and pursuant to the [*****] License Supplement dated March 16, 2020, as amended (the “Supplement”). This project specification is made effective as of the date of the last signature below (“Effective Date”). Any changes or revisions to the Agreement shall require a written change order to the Agreement, including but not limited to, changes in the training schedule and/or fees as specified herein.
This document will describe the individual commitments required for the successful execution of this SOW between Telenav and HERE, as well as the roles and responsibilities of each entity, the project deliverables, and the project schedule.
HERE and Telenav agree that no joint development has occurred or will occur with respect to any work performed under this SOW. Any documentation or training materials provided by HERE to Telenav under this Agreement (collectively, the “Deliverables”), shall be for internal use only and shall be considered Licensed Materials under the [*****] License Supplement executed March 16, 2020.

1.1	Project Name: [*****]

1.2	Objectives

•	HERE Technologies to provide training to Telenav personnel on the architecture and implementation of [*****] Software.

2	Project Organization
Below is a list of key team members of each party (including contact information and locations) that will be working with Telenav on the project. HERE will use commercially reasonable efforts to ensure the continuity of the assignment of the HERE personnel identified below. In the event any team member is or becomes subject to removal or re-assignment (at HERE’s discretion), HERE will use commercially reasonable efforts to notify Telenav in advance of any such changes with the goal of minimizing any disruption to the [*****] project resulting from such changes.

©2020 HERE     HERE CONFIDENTIAL    Page 3
[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.

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	HERE	Telenav
Business Contact	[*****] [*****] [*****]	[*****][*****] [*****]
Project Manager	[*****] [*****] [*****] [*****] [*****] [*****]	[*****] [*****] [*****]
System Architect	[*****] [*****] [*****] [*****] [*****] [*****]	[*****] [*****] [*****] [*****] [*****]

3	Project Activities
Below is a summary of the resources that will be allocated by HERE for the execution of the project.

	Description	Total Time
[*****]	Adaptation to the [*****] Creating build instructions for [*****] Additional training and documentation Handover session	[*****] days
[*****]	Adaptation to the [*****] Creating build instructions for [*****] Additional training and documentation Handover session	[*****] days

4	Project Timing
The agreed proposed project timeline is described below. It should be noted that the dates listed below are subject to change based upon a mutual agreement among Telenav and HERE.

Activity Milestone	Owner	Target Timeline
Contract ratified	Telenav, HERE
Build instructions provided to Telenav	HERE
Handover sessions	Telenav, HERE

©2020 HERE     HERE CONFIDENTIAL    Page 4
[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.

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5	Project Scope

5.1	[*****]

•	Provide training resources (as detailed in section 1.2 objective)

•	Preparation of build instructions utilizing the [*****] (as detailed in section 1.2 objective)

•	Preparation of the supporting documentation and material (as detailed in section 1.2 objective)

•	Completion of the Handover sessions

•	There is no software development, or co-development deliverable from HERE.

•	There is no warranty implied or guaranteed from HERE.

6	Project Assumptions & Dependencies
In addition to any other responsibilities or assumptions described herein, set forth below is a table of the obligation for which Telenav will be responsible, conditions on HERE’s performance, and assumptions upon which HERE is relying on to perform the Services and produce deliverables under this SOW (“Assumptions”). Should any of these Assumptions not be performed or prove to be incorrect, it may cause changes to the Project Specification, fees and expenses, Deliverables, time, require additional work, or otherwise impact HERE’s performance under this Project Specification, and HERE shall have no liability with respect to its inability to perform the Services or produce the Deliverables therefrom. In such case, the parties shall mutually agree upon any changes to this Project Specification.

Ref.	Assumptions
A.1	HERE will consider this project to be “complete” when the handover session has been completed.
A.2	The build instructions and associated resources provided by HERE to Telenav shall be used for external customer demonstrations; and internal non-commercial testing, training and development
A.3	Telenav has its own [*****] license (v[*****] or later), which is necessary for completing the build. This is not provided by HERE.
A.4	Telenav shall reasonably cooperate and dedicate sufficient resources to attend the small-group trainings in a timely fashion.

7	Cost and Schedule

7.1	Project Fees

Line	Description	Cost
1	[*****] Demo	$[*****]
2	[*****] Demo	$[*****]

Total cost due to HERE under this SOW is $[*****]. Telenav shall pay the training cost in accordance with the following payment schedule, following receipt of an invoice from HERE for the milestone payment amounts. Payment terms are net 30 days from date of invoice from HERE.

©2020 HERE     HERE CONFIDENTIAL    Page 5
[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.

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CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.

7.2	Payment Schedule
HERE will invoice all fees upon SOW signature.

HERE:		Telenav:
By:	/s/ Adil Musabji /s/ Simon Anolick	By:	/s/ Steve Debenham
Name:	Adil Musabji Simon Anolick	Name:	Steve Debenham
Title:	Senior Patent Attorney Director Legal Counsel	Title:	V.P., General Counsel
Date:	June 1, 2020 June 1, 2020 10:50 AM PDT 11:38 AM PDT	Date:	5/28/2020

©2020 HERE     HERE CONFIDENTIAL    Page 6
[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.